THE RBB FUND TRUST

Penn Capital Short Duration High Income Fund

Penn Capital Opportunistic High Income Fund

Penn Capital Mid Cap Core Fund

Penn Capital Special Situations Small Cap Equity Fund

Supplement dated December 2, 2024

to the Prospectus and Statement of Additional Information (“SAI”) dated December 31, 2023, as supplemented

This supplement serves as notification of, and provides information regarding, certain changes.

1.	A special meeting of shareholders (the “Special Meeting”) of the Penn Capital Short Duration High Income Fund, Penn Capital Opportunistic High Income Fund, and Penn Capital Mid Cap Core Fund (each a “Fund” and together, the “Funds”), each a series of The RBB Fund Trust (the “Trust”), was held on November 7, 2024.

At the Special Meeting, shareholders of each Fund voted to approve the proposed new investment advisory agreement between the Trust, on behalf of each Fund, and Penn Capital Management Company, LLC (the “Adviser”).

The approval of the new investment advisory agreement for each Fund was required as a result of the change in control of the Adviser which occurred on July 3, 2024.

2.	At the Special Meeting, an insufficient number of shareholders of the Penn Capital Special Situations Small Cap Equity Fund (the “Special Situations Fund”) were present, in person or by proxy. As a result, there was no quorum and the shareholders of the Special Situations Fund were unable to vote on the proposed investment advisory agreement (“New Advisory Agreement”) between the Trust, on behalf of the Special Situations Fund and the Adviser. To avoid disruption of the Special Situations Fund’s investment management program, the Board of Trustees of the Trust (the “Board”) had approved an interim investment advisory agreement between the Trust, with respect to the Special Situations Fund, and the Adviser (the “Interim Agreement”), beginning on July 3, 2024, which would be effective for up to 150 days (i.e., until and including November 30, 2024). The terms of the Interim Agreement were the same as those of the original investment advisory agreement between the Trust, on behalf of the Special Situations Fund, and the Adviser, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences.

Beginning on December 1, 2024, the term of the Interim Agreement has been extended until the earlier of (a) an additional 45 calendar days or (b) the approval of the New Advisory Agreement by the shareholders of the Special Situations Fund (such period being the “Additional Period”). The terms and conditions of the Interim Agreement will otherwise continue in effect during the Additional Period without change, except that the Adviser will not receive any compensation or reimbursement of its costs for services provided to the Special Situations Fund under the Interim Agreement during the Additional Period. During the Additional Period, a further solicitation of proxies, on behalf of the Board, will be performed by EQ Fund Solutions, a professional proxy solicitation firm, and the Adviser. The cost of soliciting proxies, including the costs related to the printing, mailing and tabulation of proxies and the fees of the proxy solicitation firm, will be borne by the Adviser.

If shareholders of the Special Situations Fund do not approve the New Advisory Agreement within the term of the Additional Period, the Board will consider other alternatives and will make such arrangements for the management of the Special Situations Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the liquidation of the Special Situations Fund.

Please keep this Supplement with your records.